EXHIBIT 10.2

                            ARTICLES OF INCORPORATION

                                       FOR

                FORTUNE HOUSE - FORT LAUDERDALE BEACH CONDOMINIUM
                -------------------------------------------------
                                ASSOCIATION, INC.
                                -----------------

         The undersigned incorporator, for the purpose of forming a corporation not for profit pursuant to the laws of the State of Florida, hereby adopts the following Articles of Incorporation:

                                    ARTICLE 1
                                    ---------

                                      NAME
                                      ----

         The name of the corporation shall be FORTUNE HOUSE - FORT LAUDERDALE BEACH CONDOMINIUM ASSOCIATION, INC. For convenience, the corporation shall be referred to in this instrument as the "Association," these Articles of Incorporation as the "Articles," and the Bylaws of the Association as the "Bylaws."

                                    ARTICLE 2
                                    ---------

                                     PURPOSE
                                     -------

         The purpose for which the Association is organized is to provide an entity pursuant to the Florida Condominium Act as it exists on the date hereof (the "Act") for the operation of that certain condominium located in Broward County, Florida, and known as FORTUNE HOUSE - FORT LAUDERDALE BEACH CONDOMINIUM HOTEL, A CONDOMINIUM (the "Condominium Property" or "Condominium").

                                    ARTICLE 3
                                    ---------

                                   DEFINITIONS
                                   -----------

         The term used in these Articles shall have the same definitions and meaning as those set forth in the Declaration of the Condominium to be recorded in the Public Records of Broward County, Florida, unless herein provided to the contrary, or unless the context otherwise requires.

                                    ARTICLE 4
                                    ---------

                                     POWERS
                                     ------

         The powers of the Association shall include and be governed by the following:

4.1 General. The Association shall have all of the common-law and statutory powers of a corporation not for profit and a corporation for profit under the laws of

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Exhibit 10.2
                  Florida that are not in conflict with the provisions of these Articles, the Declaration, the Bylaws or the Act.

4.2 Enumeration. The Association shall have the powers and duties set forth in the Act, and except as limited by the Act, those powers and duties set forth in these Articles, the Bylaws and the Declaration and all of the powers and duties reasonably necessary to operate the Condominium pursuant to the Declaration and as more particularly described in the Bylaws, as they may be amended from time to time, including, but not limited to, the following:

                  (a) To make and collect Assessments and other charges against members as Unit Owners, and to use the proceeds thereof in the exercise of its powers and duties.

                  (b) To buy, own, operate, lease, sell, trade and mortgage both real and personal property.

                  (c) To maintain, repair, replace, reconstruct, add to and operate the Condominium and other property acquired or leased by the Association.

                  (d) To purchase insurance upon the Condominium and insurance for the protection of the Association, its officers, directors and Unit Owners.

                  (e) To make and amend reasonable rules and regulations for the maintenance, conservation and use of the Units and the Condominium and for the health, comfort, safety and welfare of the Unit Owners.

                  (f) To enforce by legal means the provisions of the Act, the Declaration, these Articles, the Bylaws, and the rules and regulations for the use of the Condominium, subject, however, to the limitation regarding assessing Units owned by the Developer for fees and expenses relating in any way to claims or potential claims against the Developer as set forth in the Declaration and/or Bylaws.

                  (g) To contract for the management and maintenance of the Condominium and to authorize a management agent (which may be an affiliate of the Developer) to assist the Association in carrying out its powers and duties by performing such functions as the submission of proposals, collection of Assessments, preparation of records, enforcement of rules and maintenance, repair and replacement of the Common Elements with such funds as shall be made available by the Association for such purposes. The Association and its officers shall, however, retain at all times the powers and duties granted by the Condominium Act, including, but not limited to, the making of Assessments, promulgation of rules and execution of contracts on behalf of the Association.

                  (h) To employ personnel to perform the services required for the proper operation of the Condominium.

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Exhibit 10.2

4.3 Condominium Property. All funds and the title to all properties acquired by the Association and their proceeds shall be held for the benefit and use of the members in accordance with the provisions of the Declaration, these Articles and the Bylaws.

4.4 Distribution of Income; Dissolution. The Association shall make no distribution of income to its members, directors, or officers, and upon dissolution, all assets of the Association shall be transferred only to another non-profit corporation or a public agency or as otherwise authorized by the Florida Not For Profit Corporation Statute.

                                    ARTICLE 5
                                    ---------

                                     MEMBERS
                                     -------

5.1 Membership. The members of the Association shall consist of all of the record title owners of Units in the Condominium from time to time, and after termination of the Condominium, shall consist of those who were members at the time of such termination and their successors and assigns. Nonmembers shall deliver a true copy of the recorded deed or other instrument of acquisition of title to the Association.

5.2 Assignment. The share of a member in the funds and assets of the Association cannot be assigned, hypothecated or transferred in any manner except as an appurtenance to the Unit for which that share is held.

5.3 Voting. On all members upon which the membership shall be entitled to vote, there shall be only one vote for each Unit, which vote shall be exercised or cast in the manner provided by the Declaration and Bylaws. Any person or entity owning more than one Unit shall be entitled to one vote for each Unit owned.

5.4 Meeting. The Bylaws shall provide for an annual meeting of members, and may make provisions for regular and special meeting of members other than the annual meeting.

                                    ARTICLE 6
                                    ---------

                               TERMS OF EXISTENCE
                               ------------------

         The Association shall have perpetual existence.

                                    ARTICLE 7
                                    ---------

                                  INCORPORATION
                                  -------------

         The name and address of the Incorporator of this Corporation is:

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Exhibit 10.2

                  NAME                                 ADDRESS
                  ----                                 -------

                  _____________________________        2601 South Bayshore Drive
                                                       Ninth Floor
                                                       Miami, Florida 33133


                                    ARTICLE 8
                                    ---------

                                    OFFICERS
                                    --------

         The affairs of the Association shall be administered by the officers holding the offices designated in the Bylaws. The officers shall be elected by the Board of Directors of the Association at its first meeting following the annual meeting of the members of the Association and shall serve at the pleasure of the Board of Directors. The Bylaws may provide for the removal from office of officers, for filling vacancies and for the duties and qualifications of the officers. The names and addresses of the officers who shall serve until their successors are designated by the Board of Directors are as follows:

             President:
             ---------                  -----------------------------
                                        -----------------------------
                                        -----------------------------

             Vice-President:
             --------------             -----------------------------
                                        -----------------------------
                                        -----------------------------

             Secretary-Treasurer:
             -------------------        -----------------------------
                                        -----------------------------
                                        -----------------------------


                                    ARTICLE 9
                                    ---------

                                    DIRECTORS
                                    ---------

9.1 Number and Qualification. The property, business and affairs of the Association shall be managed by a board consisting of the number of directors determined in the manner provided by the Bylaws but which shall consist of not less than three (3) directors. During Developer control, Directors need not be members of the Association; provided, however, upon turnover any Director shall be a Unit Owner.

9.2 Duties and Powers. All of the duties and powers of the Association existing under the Act, the Declaration, these Articles and the Bylaws shall be exercised

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Exhibit 10.2

                  exclusively by the Board of Directors, its agents, contractors or employees, subject only to approval by Unit Owners when such approval is specifically required.

9.3 Election Removal. Directors of the Association shall be elected at the annual meeting of the members in the manner determined by and subject to the qualifications set forth in the Bylaws. Directors may be removed and vacancies on the Board of Directors shall be filled in the manner provided by the Bylaws.

9.4 Term of Developer's Directors. The Developer of the Condominium shall appoint the members of the first Board of Directors and their replacements who shall hold office for the periods described in the Bylaws.

9.5 First Directors. The names and addresses of the members of the first Board of Directors who shall hold office until their successors are elected and have taken office, as provided in the Bylaws, are as follows:

         NAME                              ADDRESS
         ----                              -------

         -------------------------         -------------------------------
                                           -------------------------------

         -------------------------         -------------------------------
                                           -------------------------------

         -------------------------         -------------------------------
                                           -------------------------------


                                   ARTICLE 10
                                   ----------

                                 INDEMNIFICATION
                                 ---------------

10.1 Indemnity. The Association shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, employee, officer or agent of the Association, against expenses (including attorney's fees and appellate attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, unless (a) a court of competent jurisdiction determines, after all available appeals have been exhausted or not pursued by the proposed indemnitee, that he did not act in good faith or in a manner he reasonably believed to be not in, or opposed to, the best interest of the Association, and, with respect to any criminal action or proceeding, that he had reasonable cause to believe his conduct was unlawful, and (b) such court further specifically determines that indemnification should be denied. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith or did act in a

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Exhibit 10.2

                  manner which he reasonably believed to be not in, or opposed to, the best interest of the Association, and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

10.2 Expenses. To the extent that a director, officer, employee or agent of the Association has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 10.1 above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees and appellate attorneys' fees) actually and reasonably incurred by him in connection therewith.

10.3 Advances. Expenses incurred in defending a civil or criminal action, suit or proceeding shall be paid by the Association in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the affected director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Association as authorized in this Article 10.

10.4 Miscellaneous. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of members or otherwise, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs and personal representatives of such person.

10.5 Insurance. The Association shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Association, or is or was serving, at the request of the Association, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprises, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Association would have the power to indemnify him against such liability under the provisions of this Article.

10.6 Amendment. Anything to the contrary herein notwithstanding, the provisions of this Article 10 may not be amended without the prior written consent of all persons whose interest would be adversely affected by such amendment.

                                   ARTICLE 11
                                   ----------

                                     BY-LAWS
                                     -------

         The first Bylaws of the Association shall be adopted by the Board of Directors and may be altered, amended or rescinded in the manner provided in the Bylaws and the Declaration.

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Exhibit 10.2

                                   ARTICLE 12
                                   ----------

                                   AMENDMENTS
                                   ----------

         Amendments to these Articles shall be proposed and adopted in the following manner:

12.1 Notice. Notice of a proposed amendment shall be included in the notice of any meeting at which the proposed amendment is to be considered and shall be otherwise given in the time and manner provided in Chapter 617, Florida Statutes. Such notice shall contain the proposed amendment or a summary of the changes to be affected thereby.

12.2 Adoption. Amendments shall be proposed and adopted in the manner provided in Chapter 617, Florida Statutes and in the Act (the latter to control over the former to the extent provided for in the Act).

12.3 Limitation. No amendment shall make any changes in the qualifications for membership, nor in the voting rights or property rights of members, nor any changes in Sections 4.3,
                  4.4 or 4.5 of Article 4, entitled "Powers", without the approval in writing of all members and the joinder of all record owners of mortgages upon Units. No amendment shall be made that is in conflict with the Act, the Declaration or the Bylaws, nor shall any amendment make ant changes which would in any way affect any of the rights, privileges, powers or options herein provided in favor of or reserved to the Developer, or an affiliate of the Developer, unless the Developer shall join in the execution of the amendment. No amendment to this paragraph 12.3 shall be effective.

12.4 Developer Amendments. To the extent lawful, the Developer may amend these Articles consistent with the provisions of the Declaration allowing certain amendments to be effected by the Developer alone.

12.5 Recording. A copy of each amendment shall be filed with the Secretary of State pursuant to the provisions of applicable Florida law, and a copy certified by the Secretary of State shall be recorded in the public records of Broward County, Florida.

                                   ARTICLE 13
                                   ----------

                            INITIAL REGISTERED OFFICE
                      ADDRESS AND NAME OF REGISTERED AGENT
                      ------------------------------------

         The initial registered office of this corporation shall be at _____________ ,_________________ , with the privilege of having its office and branch office at other places within or without the State of Florida. The initial registered agent at that address shall be __________________. The principal office address of the corporation shall be 2601 South Bayshore Drive, Ninth Floor, Miami, Florida 33133.

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Exhibit 10.2



         IN WITNESS WHEREOF, the Incorporator has affixed his signature the day and year set forth below.



                                                  ____________________________
                                                  Name:_______________________

STATE OF FLORIDA                    )
                                    ) SS:
COUNTY OF ________________________________  )


         The foregoing instrument was acknowledge before me this ____ day of ________, by ________ , who is personally known to me or who has produced
__________________ as identification.


                                       ________________________________________
                                       Signature of Notary Public
                                       Print Name:_____________________________
                                       State of:_______________________________
                                       My Commission Expires:__________________



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Exhibit 10.2


                  CERTIFICATE DESIGNATING PLACE OF BUSINESS OR
            DOMICILE FOR SERVICE OF PROCESS WITHIN THIS STATE, NAMING
                      AGENT UPON WHOM PROCESS MAY BE SERVED


         In compliance with the laws of Florida, the following is submitted:

         That desiring to organize under the laws of the State of Florida with its principal office, as indicated in the foregoing articles of incorporation, in the City of ____________________, County of ____________________, State of
Florida, the corporation named in the said articles has named ____________________, located at __________________________________, as its statutory registered agent.

         Having been named the statutory agent of said corporation; at the place designated in this certificate, I hereby accept the same and agree to act in this capacity; and agree to comply with the provisions of Florida law relative to keeping the registered office open.

         Dated this ______ day of _________________, 2000.



                                            ____________________________________
                                            _________________ , Registered Agent


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